UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

RENN Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid: $_____________________

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule, and the date of its filing.

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(2)	Form, schedule or registration statement No.:
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RENN fUND, INC.

c/o Horizon Kinetics Asset Management LLC

470 Park Avenue South

New York, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2023

SOLICITATION OF PROXIES

To the Shareholders of RENN FUND, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of RENN Fund, Inc., a Texas corporation (the “Fund”), will be held at the offices of Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016 on Thursday, September 14, 2023. The Annual Meeting will also be held in a virtual format conducted via live audio webcast for the following purposes:

1.	to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

2.	to elect Alice Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

3.	to vote on a proposal to declassify the Board of Directors;

4.	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2023;

5.	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

The close of business on [            ], has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment. The enclosed proxy is being solicited on behalf of the Board.

IMPORTANT NOTICE

The Annual Meeting is currently scheduled to take place in person, however, out of an abundance of caution and to proactively deal with potential issues arising from the public health impact of Coronavirus-19 (“COVID”), the Annual Meeting will also be held in a virtual format conducted via live audio webcast online. The Fund strongly encourages all shareholders who wish to attend and participate in the Annual Meeting to carefully follow the procedures described herein to ensure they can attend and participate in the Annual Meeting in person or virtually via live audio webcast online.

In order to participate in the Annual Meeting, shareholders must register by following this link https://attendee.gotowebinar.com/register/3820016087716899161. Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. We encourage all shareholders to register in advance for the Annual Meeting. Shareholders will be able to listen, vote, and submit questions from their home or from any location. Questions may also be submitted in advance and emailed to rennfund@horizonkinetics.com.

We suggest all shareholders submit their votes well in advance of the Annual Meeting. You may vote your shares: (1) by telephone; (2) via the Internet; or (3) by completing, signing, dating, and returning the accompanying proxy card in the enclosed, self-addressed, postage-paid envelope. Specific instructions for voting by telephone or via the Internet are on the accompanying proxy card. Prompt response by our shareholders will reduce the time and expense of solicitation. To ensure proper representation at the Annual Meeting, please complete, sign, date, and return the proxy card in the enclosed, self-addressed envelope.

You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting virtually and wish to change your vote, you may do so by faxing your completed proxy card to (718) 765-8730 at the Annual Meeting. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting either in person or virtually.

By Order of the Board of Directors

/s/ JAY KESSLEN

Jay Kesslen

Chief Compliance Officer

New York, New York

[ ]

RENN FUND, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2023

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of RENN Fund, Inc., a Texas corporation (the “Fund”). The Fund’s Board of Directors is soliciting proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Horizon Kinetics Asset Management LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016 on Thursday, September 14, 2023, at 1:00 p.m., Eastern Standard time, and at any adjournment(s). The Annual Meeting will also be held in a virtual format conducted via live audio webcast. This Proxy Statement is being sent to Shareholders on or about [ ].

The accompanying proxy card is designed to permit each shareholder to vote for or against, or to abstain from voting on, the proposals described in this Proxy Statement (collectively, the “Proposals”). When a shareholder’s executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Meeting FOR the Proposals:

1.	to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

2.	to elect Alice Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

3.	to vote on a proposal to declassify the Board of Directors;

4.	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2023;

5.	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

The Board of Directors encourages shareholders to participate in the Annual Meeting either in person or virtually by registering in advance through the following link:

https://attendee.gotowebinar.com/register/3820016087716899161

Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. Shareholders will be able to listen, vote, and submit questions from any location. Questions may also be submitted in advance and emailed to rennfund@horizonkinetics.com. Executing and returning the accompanying proxy card will not affect a shareholder’s right to attend the Annual Meeting. Any shareholder who was given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation prior to the date of the meeting to Corporate Secretary, RENN Fund, Inc., c/o Horizon Kinetics Asset Management, LLC, 470 Park Avenue South, 3rd Floor South, New York, NY 10016, by executing and delivering a later-dated proxy. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at, or prior to, the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere in person or virtual attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and Directors of the Fund and officers, directors, and employees of the Adviser may solicit the return of proxies by personal interview, mail, telephone, and facsimile. These persons will not receive additional compensation for their services but will be reimbursed for out-of-pocket expenses by Horizon Kinetics Asset Management LLC. After the date of this Proxy Statement, but prior to the date of the Annual Meeting, the Fund may engage a proxy solicitation firm at a cost to be negotiated but paid for by Horizon Kinetics Asset Management LLC. Brokerage houses and other custodians, nominees, and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. Horizon Kinetics Asset Management LLC will pay all costs of solicitation.

You may obtain copies of the Fund’s proxy materials and of its Annual Shareholders Report for the year ended December 31, 2022, from the Fund’s website at https://horizonkinetics.com/products/closed-end-funds/renn/ or you may call EQ, our transfer agent, at (800) 937-5449, and request that a copy be mailed to you free of charge.

The Fund’s principal offices are located at 470 Park Avenue South, 3rd Floor South, New York, New York 10016, which is the current address of Horizon Kinetics Asset Management LLC. Shareholders will be allowed entry into this location or may participate virtually at the Annual Meeting by following the instructions contained herein.

PURPOSES OF THE MEETING

At the Annual Meeting, Shareholders will consider and vote upon the following matters:

1.	to elect Eric Sites as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

2.	to elect Alice Brennan as a Class One Director of the Fund, who is to hold office for a term of three (3) years or until his successor is elected and qualified;

3.	to vote on a proposal to declassify the Board of Directors;

4.	to ratify the appointment by the Fund’s Board of Directors of Tait, Weller & Baker LLP, as the auditor of the Fund for the fiscal year ending December 31, 2023;

5.	to transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

RECORD DATE AND SHARE OWNERSHIP

The close of business on [               ], has been fixed as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on [  ], the Fund had outstanding [7,015,785] shares of common stock held by approximately [   ] registered owners and [   ] beneficial owners.

QUORUM REQUIRED

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person, virtually, or by proxy, of the holders of a majority of all the shares entitled to vote at the Annual Meeting will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares held in street name for which the broker has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain Proposals (which are considered “Broker Non-Votes” with respect to such Proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought, to permit the further solicitation of proxies.

VOTE REQUIRED

Each share of common stock of the Fund is entitled to one vote on each matter to be voted upon at the Annual Meeting. The common stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A shareholder is entitled to vote all shares of common stock held of record at the close of business on the Record Date, in person, virtually, or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

Approval of the election of the Director (Proposal One). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Eric Sites as Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Approval of the election of the Director (Proposal Two). The affirmative vote of a majority of the votes cast at the Annual Meeting is sufficient to independently elect Alice Brennan as Director. Broker non-votes, if any, and abstentions will not be considered votes cast, and therefore will have no effect on the outcome of the election of the nominees.

Approval of proposal to declassify the Board of Directors (Proposal Three). The affirmative vote of a majority of the shares present, in person, virtually, or by proxy, and entitled to vote at the Annual Meeting is required for the declassification of the Board of Directors. On December 8, 2022, the Board of Directors voted unanimously to proceed with an amendment to the Company’s Bylaws providing for the declassification of the Board of Directors, subject to shareholder approval, so that the election of the entire Board is voted upon each year.

Ratification of the Board’s appointment of auditor of the Fund for the 2023 fiscal year (Proposal Four). The affirmative vote of a majority of the shares present, in person, virtually, or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditor. An abstention will have the effect of a vote against the ratification of the appointment of Tait, Weller & Baker LLP, as the Fund’s independent auditor. Shares represented by broker non-votes, if any, will not be considered entitled to vote on this Proposal, and therefore will not have any effect on the outcome of the vote to ratify the appointment of the auditor.

Broker-dealers are prohibited from voting on certain matters for which they have not received voting instructions from the beneficial owners of shares held in street name. Proxies submitted by brokers are considered “broker non-votes” with respect to such matters, and the shares represented by those proxies will not be considered entitled to vote on such matters but will be deemed present at the Annual Meeting for purposes of establishing a quorum. Under applicable stock exchange rules, broker-dealers are permitted to vote, in their discretion, on certain routine matters, including the election of directors of an investment company, such as the Fund, registered under the 1940 Act and the ratification of the appointment of auditors. Therefore, the Fund does not expect that there will be any broker non-votes on Proposal One, Proposal Two, Proposal Three, or Proposal Four.

Additional solicitation. If there are not enough votes to approve any Proposals at the Annual Meeting, the shareholders who are present or represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any Proposal for which an adjournment is sought to permit, the further solicitation of proxies. Also, a shareholder vote may be taken on any of the Proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such Proposal.

VOTING ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE

In lieu of mailing in the proxy card, shareholders whose shares are registered in their own names may vote either via the Internet or by telephone. Specific instructions to be followed by any registered shareholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their voting instructions have been properly recorded.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Services online program, which provides eligible street-name shareholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in that program, they will furnish you with a proxy card with instructions. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage-paid envelope provided. To vote in person at the Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to EQ. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

EQ

Attn: EQ Mail Services

6201 15th Avenue, Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on [                ]. You will receive a confirmation of your registration by email after we receive your registration materials.

You may attend the Annual Meeting in person or attend virtually. You must register first at https://attendee.gotowebinar.com/register/3820016087716899161. Once registered, an email will be sent containing instructions on how to join the webinar either through the Internet or an audio connection. Shareholders will be able to listen, vote, and submit questions from their home or from any location. Questions may be submitted in advance and emailed to rennfund@horizonkinetics.com. We encourage you to register for the meeting prior to the start time leaving ample time for the check in.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Fund with respect to beneficial ownership of the Fund’s common stock as of [May 31, 2023], for: (i) all persons who are beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock; (ii) each Director and nominee for Director of the Fund; and (iii) all executive officers and Directors of the Fund as a group. The Fund has no officers other than the individuals named in the table below.

Name of Beneficial Owners(1)	Number of Shares Beneficially Owned Directly or Indirectly	Percent of Class
Russell Cleveland, Director[2]	[359,618](3)	[5.13]%
Murray Stahl, Director, President, Chief Executive Officer, Chairman of the Board and CFO	[499,963](4)	[7.13]%
Eric Sites, Director	[2,667]	[0.04]%
Alice C. Brennan, Director	[1,334]	[0.02]%
Douglas J Cohen	[0]	[0.00]%
Peter B Doyle	[13,334](5)	[0.19]%
Steven M Bregman	[4,934]	[0.07]%
Jay Kesslen	[34,943.466]	[0.50]%
Alun Williams	[100]	[0.001]%
Russ Grimaldi	[400]	[0.01]%
All Directors and Executive Officers as a group (10 persons)[1]	[781,303.47]	[13.07]%

(1)

The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 16660 Dallas Parkway, Suite 2600, Dallas, Texas 75248.

(2)

Mr. Cleveland is an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(3)	All shares are owned by the Cleveland Family Limited Partnership, of which Mr. Cleveland is the managing partner and also a limited partner.

(4)

These shares are held by an account for which Mr. Stahl serves as managing member and in which he, along with other shareholders of Horizon Kinetics Asset Management LLC, owns an interest. Mr. Stahl disclaims beneficial ownership over approximately 80% of the shares reported as he does not have a pecuniary interest in such shares.

(5)	These shares are held by Mr. Doyle’s spouse.

None of the above individuals beneficially owns equity securities in registered investment companies within the same Family of Investment Companies as the Fund. A “Family of Investment Companies” is two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped with any such companies. None of the above individuals directly or indirectly owns beneficially or of record any class of securities of any entity controlling, controlled by, or under common control with the Adviser, other than as disclosed above regarding the Fund.

PROPOSAL ONE and proposal two

ELECTION OF CLASS ONE DIRECTORS

Pursuant to the Fund’s Restated Articles of Incorporation and Bylaws, the Board of Directors is to consist of one or more Directors, the number of which may be increased or decreased from time to time by resolution adopted by a majority of the Board.

The Board is divided into three classes, and each class normally serves for a three-year term. Under Texas law, procedures are available to remove Directors even if they are not then standing for re-election. Otherwise, ordinarily only those Directors in a single class may be changed in any one year. Having a classified Board of Directors may be regarded as an “anti-takeover” provision by making it more difficult for shareholders to change the majority of Directors and may have the effect of maintaining the continuity of management.

The nominees for Class One Directors who receives the majority of the votes cast for the directorship will be elected.

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTOR

Term of Office. The term of office of the Class One Directors expires at this Annual Meeting. The term of office of the Class Two Director expires at the Annual Meeting to be held in 2024. The term of office for the Class Three Directors expires at the Annual Meeting to be held in 2025. The current Class One Directors, Eric Sites and Alice Brennan, are proposed to be re-elected at this Annual meeting, to serve for a term on three (3) years or until their successor is elected and qualified.

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Interested Directors:
Russell Cleveland (3) Age 84

Director of the Fund (principal occupation)

Class Three Director of the Fund

Other Directorships:

Former Director of AnchorFree, Inc.

Former Director of iSatori, Inc., formerly a Portfolio

company (nutraceutical preparations)

Former Director of Cover-All Technologies, Inc., a non-

portfolio public company. (ins SW lic & maint)

Former Director of Access Plans, Inc. (dir. mail/advert)

Former Director of BPO Management Services, Inc.

(business process outsourcing)

Former Director of CaminoSoft (systems software)

		Annual/Since 1994 Until 2025 Annual Meeting/Since 1994 2012-2018 2003-2015 2003 - 2015 2008 - 2009 2006 - 2011 2004 - 2011	One

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Murray Stahl(4) Age 69

Chairman, President, CEO of the Fund

Class Three Director of the Fund

Chairman, Chief Executive Officer and Chief Investment

Strategist of Horizon Kinetics LLC (Principal occupation)

Other Directorships:

Chairman, the FRMO Corp. (OTC Pink: FRMO)

Director, Texas Pacific Land Corporation (royalty co.)

Director, Bermuda Stock Exchange (stock exchange)

Chairman,

Director, Minneapolis Grain Exchange (commodity exchange)

Director, MSRH, LLC (investment advisory)

Director, Winland Electronics, Inc. (environmental monitoring)

Director, IL&FS Securities Services Ltd (securities market services)

		Annual/Since 2017 Until 2025 Annual Meeting/Since 2017 Annual/Since 1994 Since 2001 Since 2021 Since 2014 Since 2013 Since 2013 2015 - 2020 2008 - 2020	Twelve
Eric Sites(4) Age 44

Class One Director of the Fund

Portfolio Manager, Horizon Kinetics Asset Management

LLC

(Principal occupation)

Other Directorship:

Director, Bermuda Stock Exchange

Director, IL&FS Securities Services Ltd (securities market services)

Director, Canadian Securities Exchange (securities market)

		Until 2023 Annual Meeting/Since 2017 Since 2004 Since 2016 Since 2021 Since 2020	One

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Independent Directors:
Alice C. Brennan Age 70

Class One Director of the Fund

Independent Consultant (legal and compliance risk

oversight) (Principal occupation)

Senior Advisor, Advaita Capital (Investments)

Greenbacker Renewal Energy Company II (Sustainable Infrastructure Company)

Director, the FRMO Corp. (OTC Pink: FRMO)

Associate General Counsel, Chief Compliance Officer &

Chief Trademark and Copyright Counsel, Verizon

Wireless (prior principal occupation)

		Until 2023 Annual Meeting/Since 2017 Since 2014 Since 2021 Since 2022 Since 2021 2000-2014	One

Name(1)	Position(s) Held with the Fund, Principal Occupation(s) During Past 5 Years, and Other Directorships	Current Term and Time Served	Portfolios in Fund Complex(2) Overseen by Director or Nominee
Douglas J. Cohen Age 61

Class Two Director of the Fund

Chief Financial Officer, Sunrise Credit Services, Inc.

Accounting Manager, Wagner & Zwerman, LLP

Senior Accountant, Leon D. Alpern & Company

Director, the FRMO Corp. (OTC Pink: FRMO)

Certified Public Accountant

		Until 2024 Annual Meeting/Since 2022 2005-2022 1997-2005 1985-1997 Since 2021 Since 1994	One
Steven M. Bregman Age 64 Peter B Doyle Age 61

Co-Portfolio Managers

Co-Portfolio Manager of the Fund

President and Co-Founder, Horizon Kinetics LLC (Principal occupation)

President and CFO, FRMO Corp.

Director, Winland Electronics

Co-Portfolio Manager of the Fund

Managing Director and Co-Founder, Horizon Kinetics LLC, President of Kinetics Mutual Funds, Inc., (Principal Occupation)

Vice President, FRMO Corp.

Senior Investment Officer, Bankers Trust Company

		Since 2021 Annual/Since 1994 Since 2001 Since 2020 Since 2021 Annual/Since 1994 Since 2001 1985-1994	Four Seven

(1)	The address of all persons named in the table other than Mr. Cleveland is c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, New York 10016. Mr. Cleveland’s address is c/o RENN Capital Group, Inc., 16660 Dallas Parkway, Suite 2600, Dallas, Texas 75248.

(2)	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not grouped into a Fund Complex with other 1940-Act-registered investment funds.

(3)	Mr. Cleveland is currently considered an “interested person” of the Fund as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(4)	Horizon Kinetics Asset Management LLC is the investment adviser to the Fund and Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon Kinetics Asset Management LLC, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics Asset Management LLC.

The following table sets forth information about the dollar range of equity securities owned by Mr. Cleveland and each Director in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by such person within the same Family of Investment Companies as the Fund.

Name	Dollar Range of Shares in Fund	Aggregate Dollar Range of Equity Securities in Funds Overseen by Director or Nominee in Family of Investment Companies(1)
Interested Directors:
Russell Cleveland	Over $100,000	Over $100,000
Murray Stahl	Over $100,000	Over $100,000
Eric Sites	$0-$10,000	$0-$10,000
Independent Directors:
Alice C. Brennan	$0-$10,000	$0-$10,000
Douglas J. Cohen	$0-$10,000	$0-$10,000
Co-Portfolio Managers:
Steven M. Bregman	$0-$10,000	$0-$10,000
Peter B. Doyle	$10,000-$50,000	$10,000-$50,000

(1)	The term “Family of Investment Companies” means all 1940-Act-registered investment funds that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is grouped into a Family of Investment Companies with no other 1940-Act-registered investment funds.

Board Member Attributes. The following is a summary of some of the experience, skills, and attributes that led to the conclusion that each member should serve as a Director for the Fund:

Russell Cleveland is a Chartered Financial Analyst with more than 40 years of experience as a specialist in investments in smaller capitalization companies. A graduate of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. He also previously served as the President, Chief Executive Officer, sole Director, and beneficial shareholder of all of the shares of RENN Capital Group, Inc. (“RENN Group”), the prior investment adviser to the Fund. Mr. Cleveland is deemed to be a valuable Board member due to his depth of knowledge of the Fund, his business judgment, and extensive experience in the field of investment management.

Murray Stahl, the current President, Chief Executive Officer, and Director of the Fund, is a co-founder, Chief Executive Officer, and Chairman of the Board of Horizon Kinetics Asset Management LLC. He has over 30 years of investing experience and is responsible for overseeing Horizon Kinetics’ proprietary research. Murray is the Portfolio Manager of the Fund as well as Co-Portfolio Managers, Steven M. Bregman and Peter Doyle. Murray serves as Horizon Kinetics’ Chief Investment Officer, and chairs the firm’s Investment Committee, which is responsible for portfolio management decisions across the entire firm. He is also the Co-Portfolio Manager for a number of registered investment companies, private funds, and institutional separate accounts. Additionally, Murray is the Chairman and Chief Executive Officer of FRMO Corp. He is also a member of the Board of Directors of the Texas Pacific Land Corporation, Bermuda Stock Exchange, MSRH, LLC, and the Minneapolis Grain Exchange. Prior to co-founding Horizon Kinetics, Murray spent 16 years at Bankers Trust Company (1978-1994) as a senior portfolio manager and research analyst. As a senior fund manager, he was responsible for investing the Utility Mutual Fund, along with three of the bank’s Common Trust Funds: The Special Opportunity Fund, The Utility Fund, and The Tangible Assets Fund. He was also a member of the Equity Strategy Group and the Investment Strategy Group, which established asset allocation guidelines for the Private Bank. Murray received a Bachelor of Arts in 1976 and a Master of Arts in 1980 from Brooklyn College, and an MBA from Pace University in 1985.

Alice C. Brennan has served as a corporate officer and senior legal executive at global healthcare and technology companies for more than 20 years and has expertise in corporate risk management, regulatory compliance, corporate governance, and technology/innovation. Ms. Brennan currently serves as a Senior Advisor for Advaita Capital and a business consultant to expert networks, helping their clients understand legal and ESG, compliance risk oversight, and technology trends. Ms. Brennan serves on the Board of Directors for Greenbacker Renewable Energy Company II, a sustainable infrastructure company. Ms Brennan also serves on the Board of Directors for FRMO Corp, a publicly traded company with interests in Horizon Kinetics. Previously, Ms. Brennan served as Associate General Counsel and Chief Compliance Officer for Verizon Wireless, and prior to that was Vice President, Secretary and Chief Compliance Officer for Bristol-Myers Squibb Company. Ms. Brennan received a Bachelor of Arts from Skidmore College, a Master of Arts from Columbia University and a Juris Doctor from Hofstra Law School. Ms. Brennan is a NACD Certified Director and a NACD New Jersey Chapter board member.

Eric Sites is a Vice President at Horizon Kinetics Asset Management LLC. Eric joined Horizon Kinetics in 2004 and is a Portfolio Manager and Research Analyst for the firm. He serves on the investment team for certain registered investment companies managed by the investment adviser subsidiaries of Horizon Kinetics, and also serves on the Board of the Bermuda Stock Exchange, where he is Chair of the New Business Development Committee. Eric is also a member of the Board of Directors of IL&FS Securities Services Limited, the Bermuda Stock Exchange and the Canadian Securities Exchange. Eric received a BA from Southern Illinois University in 2000 and an MA from Columbia University, Teachers College in 2002.

Douglas J. Cohen is an Independent Director of the Fund. Mr. Cohen is a CPA, previously employed at Sunrise Credit Services, Inc. for 16 year. Prior to this, Mr. Cohen was employed as an Accounting Manager for Wagner & Zwerman, LLP and a Senior Accountant for Leon D. Alpern & Company. Mr. Cohen is a Director for the Kinetics Mutual Funds, Inc., where he serves as the Chairman of the Audit Committee and a member of the Pricing Committee. Mr. Cohen received a Bachelor of Business Economics and Accounting in May of 1984 from the State University of New York at Oneonta.

Steven M. Bregman is a Co-Portfolio Manager of the Fund. Steven is the President of Horizon Kinetics LLC and is a co-founder of the Firm. He is a senior member of the Firm’s research team, a member of the Investment Committee and Board, and supervises all research reports produced by the Firm. As one of the largest independent research firms, Horizon Kinetics focuses on structurally inefficient market sectors, including domestic spin-offs, global spin-offs (The Spin-Off Report and (Global Spin-Off Report), distressed debt (Contrarian Fixed Income) and short sale candidates (Devil’s Advocate), among others. Horizon Kinetics has also taken an interest in creating functionally improved indexes, such as the Spin-Off Indexes and the Wealth Indexes (which incorporate the owner-operator return variable). Steve is also the President and CFO of FRMO Corp., a publicly traded company with interests in Horizon Kinetics and is a member of the Board of Directors of Winland Electronics, Inc. He received a BA from Hunter College, and his CFA® Charter in 1989. Steve has authored a variety of papers, notably “Spin-offs Revisited: A Review of a Structural Pricing Anomaly” (1996) and “Equity Strategies and Inflation” (2012).

Peter B. Doyle is a Co-Portfolio Manager of the Fund. Peter is a Managing Director and co-founder of Horizon Kinetics LLC. He is a senior member of the research team, and a member of the Investment Committee and the Board. Peter is a Co-Portfolio Manager for several registered investment companies, private funds, and institutional separate accounts. He is also responsible for oversight of the Firm’s marketing and sales activities and is the Vice President of FRMO Corp. Previously, Peter was with Bankers Trust Company (1985-1994) as a Senior Investment Officer, where he also served on the Finance, Utility and REIT Research sub-group teams. Peter received a BS from St. John’s University and an MBA from Fordham University

Diversity in Board Members. In selecting nominees for election or re-election to the Board, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives. The Fund has members who bring experience in securities and finance, executive management of corporations, directorships, corporate governance and financial reporting, among others. The Fund has no policy regarding such, but it intends to keep a diversity of skills and attitudes in its Board makeup, and it assesses those qualities in any present Director or one who is being considered for nomination to the Board.

Board’s Role in Risk Management. The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf. The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, by the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt. It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund. The Board feels that its considerable oversight of risk fuses well with the Fund’s leadership structure.

Board Structure. Murray Stahl serves as both the Chairman of the Board and the Fund’s Chief Executive Officer, and the Board has determined that the dual role is appropriate for this Fund. Mr. Stahl is an interested person in the Fund by virtue of his roles with Horizon Kinetics Asset Management LLC, the Fund’s investment adviser, giving him an additional incentive for its good performance and protection. He does not receive compensation from the Fund for either role except for his indirect benefit from Horizon Kinetics Asset Management LLC’s management fee, if any. The appointment of a separate person to serve as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted at this time. While not being named as such, the chairs of the Fund’s Audit and Governance Committees in essence serve as lead independent Directors. They regularly hold meetings without management present to assess matters concerning financial reporting and administrative risk and portfolio investment parameters and execution risk, and relay to the Chairman of the Board any concerns they may have.

Director Transactions with Affiliates. As of the record date, with the exception of interested Director Murray Stahl, none of the Directors own any interest in Horizon Kinetics Asset Management LLC, the Fund’s investment adviser, or any person controlling, controlled by, or under common control with Horizon Kinetics Asset Management LLC; nor has any Director, or a member of his immediate family, engaged in, or had a material interest in, a transaction or series of similar transactions involving the Fund, RENN Group or Horizon Kinetics Asset Management LLC which exceeded $120,000 in any fiscal year during the previous five fiscal years of the Fund; nor is any such transaction being currently considered. Since January 1, 2015, no Director or nominee, or a member of his or her immediate family, has had a material interest in any material transaction or any currently proposed material transaction involving the Fund, RENN Group or Horizon Kinetics Asset Management LLC, an officer of the Fund, RENN Group or Horizon Kinetics Asset Management LLC, a parent, subsidiary or other affiliate of RENN Group or Horizon Kinetics Asset Management LLC (or any officer of such a parent, subsidiary or affiliate) or any investment company having the same adviser as the Fund (or any officer of such an investment company).

Legal Proceedings. There have been no material pending legal proceedings in which any Director or nominee for Director or any affiliated person of such Director or nominee is a party adverse to the Fund or has a material interest adverse to the Fund or any of its affiliated persons. Director nominee Eric Sites filed for personal bankruptcy protection under Chapter 13 of the United States Bankruptcy Code in 2011. The Chapter 13 plan of reorganization was approved by the United States Bankruptcy Court for the Northern District of Illinois in October 2011, and Mr. Sites was granted a discharge in July 2016.

Additional information concerning the Directors may be included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund. This information may be obtained without charge by calling 1-646-291-2300.

Board Meetings and Committees. The Board of Directors held four meetings during 2020. The Board has established an Audit Committee, a Nominating and Corporate Governance Committee, and a Pricing Committee. The Board has not established a Compensation Committee because the Fund has no employees, its officers receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or Directors of the Fund. All current Directors attended 100% of the meetings held by the Board and all committees on which such Director served during 2022.

The Fund does not have a formal policy regarding director attendance at meetings of shareholders. Mr. Stahl, Mr. Sites, and Ms. Brennan were elected as directors for the first time at the 2017 Meeting. Mr. Cleveland attended and served as chair of the 2017 Meeting. Mr. Cohen was elected as a director for the first time at the 2022 Meeting.

Audit Committee. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. In 2022, the Audit Committee held two meetings. The primary duties and responsibilities of the Audit Committee are:

●	to select and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

●	to monitor the independence and performance of the Fund’s independent auditors, who report directly to the Audit Committee;

●	to oversee generally the accounting and financial reporting processes of the Fund and the audits of its financial statements;

●	to review the reports and recommendations of the Fund’s independent auditors;

●	to provide an avenue of communication among the independent auditors, management, and the Board of Directors; and

●	to address any matters between the Fund and its independent auditors regarding financial reporting.

During 2022, the Audit Committee was comprised of two Directors, who currently are Alice C. Brennan and Douglas J. Cohen, each of whom is an independent director. Herbert M. Chain was on this committee until his resignation from the Board in December of 2022.

The Audit Committee has a written charter, a copy of which is attached as Appendix B.

SEC rules recommend that an audit committee have a member who is a “financial expert.” The SEC rules do not require that an audit committee financial expert have any additional duties, obligations or liabilities, and he is not considered an expert under the Securities Act of 1933. The Board of Directors determined that Douglas J. Cohen satisfies the standard for “audit committee financial expert” within the meaning of the rules.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was created in January 2004 and is responsible for nominating individuals to serve as Directors and to address such governance matters as the Board may request from time to time.

In its assessment of each potential nominee for Director, the Committee reviews the nominee’s judgment, experience, independence, financial literacy, knowledge of emerging growth companies, understanding of the Fund and its investment objectives, and such other factors as the Committee may determine. The Committee also considers the ability of a nominee to devote the time and effort necessary to fulfill his or her responsibilities. The Committee has no formal policy regarding the consideration of nominees for election as directors that may be recommended by shareholders of the Fund but would consider any qualified persons who might be recommended by shareholders in appropriate circumstances.

During 2022, the Nominating and Corporate Governance Committee held two meetings and is comprised of two independent Directors, who currently are Alice C. Brennan and Douglas J. Cohen.

The Nominating and Corporate Governance Committee has a written charter, a copy of which is attached as Appendix A to the Fund’s proxy statement.

Pricing Committee. The Pricing Committee held two meetings in 2022 and is comprised of Alice C. Brennan and Douglas J. Cohen.

Director Compensation. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the Fund. Directors who are not interested persons of either the Fund or its investment adviser, Horizon Kinetics Asset Management LLC, currently receive no fee but are entitled to out-of-pocket expenses for each quarterly meeting attended. For the fiscal year ended December 31, 2020, the aggregate compensation paid by the Fund to each Director, and the aggregate compensation paid by any other funds in a Fund Complex with the Fund to each Director, is set forth below:

Name of Director	Aggregate Deferred Compensation from Fund	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total 2022 Compensation from Fund and Fund Complex(3)
Russell Cleveland(1)	$ 0	$ 0	$ 0	$ 0
Murray Stahl(2)	$ 0	$ 0	$ 0	$ 0
Alice C. Brennan	$ 0	$ 0	$ 0	$ 0
Herbert M. Chain	$ 0	$ 0	$ 0	$ 0
Eric Sites(2)	$ 0	$ 0	$ 0	$ 0

(1)	Mr. Cleveland is an “interested person” as defined by Section 2(a)(19) of the 1940 Act by virtue of being a limited partner in the Cleveland Family Limited Partnership, which owns more than 5% of the Fund’s securities.

(2)	Horizon Kinetics Asset Management LLC is the investment adviser to the Fund and Mr. Stahl and Mr. Sites are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of being officers and directors of Horizon Kinetics Asset Management LLC, and in Mr. Stahl’s case, a director and beneficial owner of outstanding securities of Horizon Kinetics Asset Management LLC.

(3)	The term “Fund Complex” means all 1940-Act-registered investment funds, or separate portfolios of such a fund, which share a common investment adviser (or have investment advisers that are affiliated persons) or which hold themselves out to investors as related companies for purposes of investment and investment services. The Fund is not currently grouped into a Fund Complex with any other such funds.

Compensation Committee Interlocks and Insider Participation.

During the last completed fiscal year of the Fund, no executive officer of the Fund was a director or member of a compensation committee of any entity of which a member of the Fund’s Board was or is an executive officer.

PROPOSAL ONE AND TWO

The Board recommends that the shareholders vote FOR the election of Eric SITES AND aLICE C. BRENNAN As class ONE directorS.

PROPOSAL THREE

DECLASSIFY THE BOARD OF DIRECTORS

The Fund’s Bylaws divide the Board members into three (3) classes. One class is elected at each annual meeting of stockholders, to hold office for a term beginning on the date of the election and expiring at the third annual meeting of stockholders thereafter.

Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has determined that it is advisable and in the best interests of the stockholders to declassify the Board to allow for a vote on the election of the entire Board each year, rather than on a staggered basis. The term of office for a Director shall be one year (“Term”). Thereafter, at each annual meeting, the shareholders shall elect the candidates to fill the vacancy of all Directors annually. In the event that the number of Directors is increased, the Term of office of such added directorships shall be one year. In the event that the number of Directors is decreased, the remaining Directors shall serve their Term as elected. At each annual election, the persons receiving a majority of votes shall be the Directors. The Director so elected shall hold office for the Term provided and until his or her successor is elected and qualified or until his or her earlier death, resignation, disqualification, or removal.

If the Declassification Amendment becomes effective, commencing at the 2023 annual meeting of shareholders, all directors standing for election will become subject to election on an annual basis for a one-year term. The division of directors into classes shall terminate at the 2023 annual meeting of stockholders, with the expiration of the term of the directors elected at the Annual Meeting. Vacancies which may occur during the year may be filled by the Board and each director so appointed shall serve for a term expiring at the next election of the class for which such director shall have been chosen, or, following the termination of the division of directors into classes, for a term expiring at the next annual meeting of stockholders. If the stockholders do not approve this proposal, then the Board will remain classified, with each class of directors serving a term of three years. Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
DECLASSIFICATION OF THE BOARD OF DIRECTORS.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors selected Tait, Weller & Baker LLP to audit the Fund for the fiscal year ending December 31, 2022. Tait, Weller & Baker LLP was appointed as independent auditor to the Fund by Horizon Kinetics Asset Management LLC on April 20, 2017 and also served as the Fund’s independent auditor for the fiscal year ended December 31, 2022. Its selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act.

Tait, Weller & Baker LLP performed the Fund’s audit for the fiscal year(s) ended December 31, 2022, and December 31, 2021. There were no disagreements between the Fund and Tait, Weller & Baker LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker LLP, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such year.

During the Fund’s two most recent fiscal years ended December 31, 2022, and December 31, 2021, and in the subsequent interim period through June 30, 2023, there were no “reportable events” (as defined in Item 304(a)(l)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

A representative of Tait, Weller & Baker LLP, is expected to attend the Annual Meeting, and will respond to appropriate questions from shareholders and will have the opportunity to make a statement, should he or she so desire.

The following table presents fees paid by the Fund for professional services rendered by Tait, Weller & Baker LLP, for the fiscal year ended December 31, 2022, and for the fiscal year ended December 31, 2021.

Fee Category	Fees for 2021	Fees for 2022
Audit Fees	$29,000	$33,000
Audit-Related Fees	0	0
Tax Fees	$4,000	$4,000
All Other Fees	0	0
Total Fees	$33,000	$33,000

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements. No tax or other non-audit fees were incurred or paid by the Fund to the independent audit firm of Tait, Weller & Baker LLP for either of the fiscal years indicated in the table.

The Audit Committee has adopted a pre-approval policy that provides for the prior consideration by the Audit Committee of any audit or non-audit services that may be provided by its independent auditor to the Fund. Audit services were approved as delineated on the auditor’s engagement letter before services were commenced. Tax or other non-audit fees were pre-approved with regard to the auditor for the fiscal year ended December 31, 2022. Neither has the Audit Committee pre-approved its auditors providing any non-audit services for the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, nor is it aware of any such situation that would require its pre-approval.

Tait, Weller & Baker LLP’s address is 50 South 16th Street, Suite 2900, Philadelphia, PA 19102. No conflicts between the Fund and the auditor occurred during the conduct of the audit for the year ended December 31, 2022.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2022, with the Fund’s management. The Audit Committee has discussed with Tait, Weller & Baker LLP, the Fund’s independent auditor, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter of Tait, Weller & Baker LLP, required by current authoritative standards and has discussed with the auditor its independence.

Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2022. The Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2022, which includes the Fund’s audited financial statements for that year, was previously distributed to the Fund’s shareholders.

The affirmative vote of a majority of shares present, in person, virtually, or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund’s independent auditors.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF TAIT, WELLER & BAKER LLP, AS THE FUND’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

DISSENTER’S RIGHTS

The Texas Business Organizations Code does not grant shareholders of a Texas corporation dissenter’s rights with respect to any of the Proposals covered by this Proxy Statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund’s officers and Directors and persons who own more than 10% of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting individuals are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms that they file.

To the Fund’s knowledge, all Section 16(a) filings relating to the Fund’s common stock applicable to its officers, Directors, and greater-than-10% beneficial owners were timely filed for the fiscal year ended December 31, 2022.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper Proposals for inclusion in the Fund’s proxy statement for consideration at its Annual Meeting of Shareholders by submitting Proposals to the Fund in a timely manner. A shareholder may submit a Proposal for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2023, if such Proposal is submitted to the Fund on or prior to the 120th day before the date in 2023 that is the same date as the date on which the Proxy Statement for last year’s Annual Meeting was mailed, which submission deadline was March 28, 2023. Any Shareholder Proposal to be submitted for consideration at the Annual Meeting to be held in 2023 was required to have been sent prior to March 28, 2023, to Corporate Secretary, RENN Fund, Inc., c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, NY 10016.

OTHER BUSINESS

As provided by Texas law and the Fund’s bylaws, only business within the purposes described in the accompanying notice may be conducted at the Annual Meeting. If any other matter within such purposes properly comes before the Annual Meeting or any adjournment(s), then the persons named in the proxy will vote on such matters pursuant to the proxy in their discretion and as they deem appropriate.

Unless you submit instructions to the contrary to the Fund, annual reports to shareholders, proxy materials, and notices of internet availability of proxy materials will be furnished by “householding,” that is, only one set of materials, together with the appropriate number of proxy cards, will be sent to any residential address on record for more than one shareholder. You may request in writing or by telephone that in the future you should be sent an individual set of materials, in which case you will then commence receiving individual sets of materials for any mailings occurring 30 days or more after your request. To make such a request you should contact our transfer agent, EQ, at 6201 15th Avenue, Brooklyn, New York 11219, telephone (718) 921-8200, Extension 6412. You may also access a copy of the proxy materials (but not a votable copy of the proxy card) from the Fund’s website at https://horizonkinetics.com/products/closed-end-funds/renn/

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Generally, shareholders who have questions or concerns regarding the Fund should contact Board of Directors of RENN Fund, c/o Horizon Kinetics Asset Management LLC, 470 Park Avenue South, New York, NY 10016. All communications must contain a clear notation indicating that it is a “Shareholder—Board Communication” or a “Shareholder—Director Communication” and must identify the author as a shareholder. The Corporate Secretary will forward the correspondence, if appropriate, to the Chairman of the Board or to any individual Director to whom the communication is directed. The Fund reserves the right not to forward to the Board any communication that is hostile, threatening, illegal, not reasonably related to the Fund or its business, or similarly inappropriate. The Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be proper with respect to any inappropriate communications.

You are cordially invited to attend the Annual Meeting of Shareholders in person or virtually. However, whether or not you plan to attend the Annual Meeting, you are requested to promptly vote your proxy online, or by telephone, or by completing, signing, and returning the proxy card in the enclosed postage-paid envelope. Please refer to the proxy card for details.

By Order of the Board of Directors,

Jay Kesslen

Chief Compliance Officer

New York, New York

[ ]

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

RENN FUND, INC.

Purpose

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) is as follows:

●	consider qualified candidates to serve as Board members;
●	consider and nominate nominees for election as Board members; and
●	at the direction of the Board of Directors, consider various corporate governance policies and procedures.

Committee Membership

The Nominating and Corporate Governance Committee shall consist of at least two members. The members of the Nominating and Corporate Governance Committee shall meet the applicable membership and independence requirements under National Association of Securities Dealers (“NASD”) Rule 4200.

The members of the Nominating and Corporate Governance Committee shall be appointed annually by the Board. The Board from time to time may remove members of the Nominating and Corporate Governance Committee and fill any resulting vacancy.

Meetings

The Nominating and Corporate Governance Committee shall hold at least one meeting per year and such additional meetings as the Nominating and Corporate Governance Committee shall determine.

Committee Duties and Powers

To carry out its purpose, the Nominating and Corporate Governance Committee shall have the following duties and powers:

Identification of Potential Board Members. The Nominating and Corporate Governance Committee shall seek and identify individuals qualified to become members of the Board, consistent with its nominating criteria.

Nomination of Director Nominees. The Nominating and Corporate Governance Committee shall consider and nominate nominees for election at each annual meeting of the shareholders of the Company.

Independence and Qualification of Members of the Board. The Nominating and Corporate Governance Committee shall review with the Board at least annually the qualifications of new and existing members of the Board, considering the level of independence of individual members, together with such other factors as the Board may deem appropriate, including overall skills, financial literacy and experience, to ensure the Company’s on-going compliance with the independence and other standards set by the NASD.

Corporate Governance. The Nominating and Corporate Governance Committee shall, at the direction of the Board, consider various corporate governance policies and procedures.

Reports to the Board. The Nominating and Corporate Governance Committee shall make regular reports to the Board.

Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee shall review and assess this charter and recommend any proposed changes to the Board for approval.

Other Duties. The Nominating and Corporate Governance Committee also shall perform such additional duties and have such additional responsibilities and functions as the Board from time to time may determine.

Updated: July 6, 2017

AMENDED CHARTER

OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF THE RENN FUND, INC.

Renn Fund, Inc. (the “Fund”) certifies that it has adopted this amended Charter (the “Charter”) as its formal written audit committee charter, effective as of July 6, 2017 and amended as noted below.

I. Audit Committee Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

●	Appoint and approve the compensation of the Fund’s independent auditors, including those to be retained for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund;

●	Review the scope of their audit services and the annual results of their audits;

●	Monitor the independence and performance of the Fund’s independent auditors;

●	Oversee the accounting and financial reporting processes of the Fund and the audits of its financial statements, generally;

●	Review the reports and recommendations of the Fund’s independent auditors;

●	Provide an avenue of communication among the independent auditors, management and the Board of Directors; and

●	Resolve any disagreements between management of the Fund and its independent auditors regarding financial reporting.

The Fund’s independent auditors must report directly to the Audit Committee.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties, and it shall have the ability to determine the compensation to be paid to such outside consultants or experts.

II. Audit Committee Composition and Meetings

The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors meeting the independence and other requirements of the American Stock Exchange and Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended. All members of the Committee shall:

●	Not have participated in the preparation of the financial statements of the Fund or any subsidiary at any time in the last three years; and

●	Have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a company’s balance sheet, income statements and cash flow statement, among others.

In addition, at least one member of the Committee shall have accounting or related financial management expertise, as defined by the applicable Securities and Exchange Commission (“SEC”) regulation.

If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership. The Committee shall meet from time to time as it shall determine, but not less than on a semiannual basis. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

III. Audit Committee Responsibilities and Duties

In addition to fulfilling the purposes described above, the Audit Committee shall have the following specific responsibilities and duties:

Review Procedures.

●	Periodically review and assess the adequacy of the Charter.

●	Submit the Charter to the Board of Directors for approval and have the document filed in accordance with SEC regulations.

●	Review, along with management and independent auditors, the Fund’s annual audited financial statements prior to filing or distribution.

●	Review all proposed related party transactions and submit its findings and recommendations to the independent Directors of the Board for their final approval.

●	Review with management and the independent auditors the Fund’s quarterly financial results prior to the release of earnings and/or the Fund’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund’s accounting principles and any items required to be communicated by the independent auditors in accordance with American Institute of Certified Public Accountants (“AICPA”) SAS 61.

Independent Auditors.

●	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. It is the Audit Committee’s responsibility to ensure that it has received a formal written statement from independent auditors delineating all relationships between the Fund and the independent auditor. The Audit Committee shall review the independence and performance of the auditors and shall have the responsibility for, and authority to, appoint and/or discharge the independent auditors, and to approve the fees and other compensation to be paid to the independent auditors.

●	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor’s independence.

●	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

●	Consider the independent auditor’s judgments about the quality and appropriateness of the Fund’s accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities.

●	Annually prepare a report to shareholders as required by the SEC for inclusion in the Fund’s annual proxy statement.

●	Establish and periodically review the Fund’s procedures for (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Fund regarding questionable accounting or auditing matters.

●	Perform any other activities consistent with the Charter, the Fund’s by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

●	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

●	Determine the funding necessary to cover the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Last Updated: May 2023

ANNUAL MEETING OF SHAREHOLDERS OF

RENN FUND, INC.

September 14, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent. you can quickly access your proxy material, statements, and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement and proxy card are available at [https://horizonkinetics.com/investment-strategies/renn-fund-inc-nyse-rcg/]

Please sign, date, and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES FOR DIRECTOR SET FORTH BELOW.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NEW ADDRESS:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR each of the Proposals and nominees set forth above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

RENN FUND, INC.

September 15, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access "www.voteproxy.com" Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON/VIRTUAL- You may vote your shares in person by attending the Annual Meeting, or virtually via live audio webcast online and by faxing your completed proxy card to 718-765-8730.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent. you can quickly access your proxy material, statements, and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL
The Notice of Meeting, proxy statement and proxy card are available at [https://horizonkinetics.com/investment-strategies/renn-fund-inc-nyse-rcg/]

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the internet ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES FOR DIRECTOR SET FORTH BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NEW ADDRESS:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED HEREIN; where no choice is specified, it will be voted FOR each of the Proposals and nominees set forth above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

RENN FUND, INC.

FOR THE ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 14, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of RENN Fund, Inc. (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund and hereby appoints Murray Stahl and Jay Kesslen, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in person or via virtual format conducted via live audio webcast online on [ ], Eastern Standard Time, and at all postponements or adjournments thereof, as indicated on this proxy. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and on such other matters as may properly come before the meeting (or any postponements or adjournments thereof) pursuant to the proxy in their discretion and as they deem appropriate. If there are not enough votes to approve any Proposals at the Annual Meeting, the shareholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies.

(Continued and to be signed on the reverse side.)